Exhibit 99.1
Unaudited Condensed Combined Financial Information
On January 29, 2018, Dr Pepper Snapple Group, Inc. ("DPS") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among DPS, Maple Parent Holdings Corp. (“Maple”) and Salt Merger Sub, Inc. (“Merger Sub”), whereby Merger Sub would be merged with and into Maple, with Maple surviving the merger as a wholly-owned subsidiary of DPS (the “Transaction”). The Transaction was consummated on July 9, 2018 (the "Merger Date"), at which time DPS changed its name to "Keurig Dr Pepper Inc.".
Immediately prior to the consummation of the Transaction (the “Effective Time”), each share of common stock of Maple issued and outstanding was converted into the right to receive a number of fully paid and nonassessable shares of common stock of Merger Sub determined pursuant to an exchange ratio set forth in the Merger Agreement (the “Acquisition Shares”). As a result of the Transaction, the stockholders of Maple as of immediately prior to the Effective Time owned approximately 87% of DPS common stock on a fully diluted basis following the closing, and the stockholders of DPS as of immediately prior to the Effective Time owned approximately 13% on a fully diluted basis. DPS declared a special cash dividend equal to $103.75 per share, subject to any withholding of taxes required by law, payable to holders of its common stock as of July 6, 2018.
The following unaudited pro forma condensed combined financial information (the “financial information”) is presented to illustrate the estimated effects of the Transaction. The unaudited pro forma condensed combined statements of income by quarter for 2017 and for the first two quarters of 2018 are based on the historical financial statements of DPS and Maple after giving effect to the Transaction as well as the assumptions, reclassifications and adjustments described in the accompanying notes to this financial information.The unaudited pro forma condensed combined statements of income are presented as if the Transaction had been consummated on December 31, 2016, and combines the historical results of DPS and Maple. Refer to the Summary of Reclassifications and Summary of Pro Forma Adjustments below for details of the reclassifications and adjustments applied to the historical financial statements of DPS and of Maple.
The financial information was prepared using the acquisition method of accounting, which requires, among other things, that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the completion of the acquisition. We utilized estimated fair values at the Merger Date for the preliminary allocation of consideration to the net tangible and intangible assets acquired and liabilities assumed. During the measurement period, we will continue to obtain information to assist in determining the fair value of net tangible and intangible assets acquired and liabilities assumed, which may differ materially from these preliminary estimates.The historical consolidated financial statements have been adjusted in the accompanying financial information to give effect to unaudited pro forma events that are (1) directly attributable to the transaction, (2) factually supportable, and (3) are expected to have a continuing impact on the results of operations of the combined company.
The financial information has been prepared based upon currently available information and assumptions deemed appropriate by the Company's management. This financial information is not necessarily indicative of what our results of operations actually would have been had the Transaction been completed as of December 31, 2016. In addition, the financial information is not indicative of future results or current financial conditions and does not reflect any anticipated synergies, operating efficiencies, cost savings or any integration costs that may result from the Transaction. The financial information should be read in conjunction with historical financial statements and accompanying notes filed with the Securities and Exchange Commission.

Keurig Dr Pepper Inc.
Summary of Pro Forma Condensed Combined Statements of Income
(Unaudited)

	For the Three Months Ended				For the Year Ended	For the Three Months Ended		For the Six Months Ended
(in millions, except per share data)	March 31, 2017	June 24, 2017	September 30, 2017	December 31, 2017	December 31, 2017	March 31, 2018	June 30, 2018	June 30, 2018
Net sales	$2,466	$2,733	$2,776	$2,800	$10,775	$2,529	$2,822	$5,351
Cost of sales	1,085	1,218	1,244	1,317	4,864	1,147	1,245	2,392
Gross profit	1,381	1,515	1,532	1,483	5,911	1,382	1,577	2,959
Selling, general and administrative expenses	912	981	966	922	3,781	892	1,009	1,901
Other operating (income) expense, net	(27)	(3)	(1)	(21)	(52)	6	(12)	(6)
Income from operations	496	537	567	582	2,182	484	580	1,064
Interest expense	96	205	158	154	613	145	170	315
Loss on early extinguishment of debt	52	49	15	5	121	2	—	2
Other (income) loss, net	68	(7)	21	2	84	17	(21)	(4)
Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	280	290	373	421	1,364	320	431	751
Provision (benefit) for income taxes	79	91	120	(654)	(364)	98	99	197
Net income	$201	$199	$253	$1,075	$1,728	$222	$332	$554

Earnings per common share:
Basic	$0.14	$0.14	$0.18	$0.78	$1.25	$0.16	$0.24	$0.40
Diluted	0.14	0.14	0.18	0.78	1.25	0.16	0.24	0.40
Weighted average common shares outstanding:
Basic	1,386.5	1,386.5	1,386.5	1,386.5	1,386.5	1,386.5	1,386.5	1,386.5
Diluted	1,386.5	1,386.5	1,386.5	1,386.5	1,386.5	1,386.5	1,386.5	1,386.5

Keurig Dr Pepper Inc.
Pro Forma Condensed Combined Statements of Income
For the First Quarter of 2017
(Unaudited)

(in millions, except per share data)	Historical DPS	Historical Maple	Reclassifications(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Net sales	$1,510	$968	$—	$(12)	$2,466
Cost of sales	607	483	(3)	(2)	1,085
Gross profit	903	485	3	(10)	1,381
Selling, general and administrative expenses	621	201	88	2	912
Transportation and warehousing expenses	—	61	(61)	—	—
Depreciation and amortization	25	—	(25)	—	—
Other operating income, net	(28)	—	1	—	(27)
Restructuring expenses	—	2	(2)	—	—
Income from operations	285	221	2	(12)	496
Interest expense	40	55	(68)	69	96
Interest expense - related party	—	25	—	(25)	—
Interest income	(1)	—	1	—	—
Loss on early extinguishment of debt	—	52	—	—	52
(Gain) loss on financial instruments, net	—	(7)	7	—	—
(Gain) loss on foreign currency, net	—	10	(10)	—	—
Other (income) expense, net	(2)	(2)	72	—	68
Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	248	88	—	(56)	280
Provision (benefit) for income taxes	71	28	—	(20)	79
Income before equity in loss of unconsolidated subsidiaries	177	60	—	(36)	201
Equity in loss of unconsolidated subsidiaries, net of tax	—	—	—	—	—
Net income	177	60	—	(36)	201
Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards	—	1	—	(1)	—
Net income attributable to the combined company	$177	$59	$—	$(35)	$201

Earnings per common share:
Basic	$0.97				$0.14
Diluted	0.96				0.14
Weighted average common shares outstanding:
Basic	183.4			1,203.1	1,386.5
Diluted	184.6			1,201.9	1,386.5
1. Refer to Summary of Reclassifications on page 14.
2. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Condensed Combined Statements of Income
For the Second Quarter of 2017
(Unaudited)

(in millions, except per share data)	Historical DPS	Historical Maple	Reclassifications(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Net sales	$1,797	$948	$—	$(12)	$2,733
Cost of sales	718	493	10	(3)	1,218
Gross profit	1,079	455	(10)	(9)	1,515
Selling, general and administrative expenses	684	188	108	1	981
Transportation and warehousing expenses	—	55	(55)	—	—
Depreciation and amortization	25	—	(25)	—	—
Other operating income, net	(3)	—	—	—	(3)
Restructuring expenses	—	28	(28)	—	—
Income from operations	373	184	(10)	(10)	537
Interest expense	44	36	28	97	205
Interest expense - related party	—	25	—	(25)	—
Interest income	(1)	—	1	—	—
Loss on early extinguishment of debt	49	—	—	—	49
(Gain) loss on financial instruments, net	—	34	(34)	—	—
(Gain) loss on foreign currency, net	—	1	(1)	—	—
Other (income) expense, net	(2)	(1)	(3)	(1)	(7)
Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	283	89	(1)	(81)	290
Provision (benefit) for income taxes	94	28	—	(31)	91
Income before equity in loss of unconsolidated subsidiaries	189	61	(1)	(50)	199
Equity in loss of unconsolidated subsidiaries, net of tax	1	—	(1)	—	—
Net income	188	61	—	(50)	199
Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards	—	1	—	(1)	—
Net income attributable to the combined company	$188	$60	$—	$(49)	$199

Earnings per common share:
Basic	$1.02				$0.14
Diluted	1.02				0.14
Weighted average common shares outstanding:
Basic	183.2			1,203.3	1,386.5
Diluted	183.7			1,202.8	1,386.5
1. Refer to Summary of Reclassifications on page 14.
2. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Condensed Combined Statements of Income
For the Third Quarter of 2017
(Unaudited)

(in millions, except per share data)	Historical DPS	Historical Maple	Reclassifications(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Net sales	$1,740	$1,140	$—	$(104)	$2,776
Cost of sales	707	593	(7)	(49)	1,244
Gross profit	1,033	547	7	(55)	1,532
Selling, general and administrative expenses	640	244	100	(18)	966
Transportation and warehousing expenses	—	58	(58)	—	—
Depreciation and amortization	26	—	(26)	—	—
Other operating income, net	—	—	(1)	—	(1)
Restructuring expenses	—	15	(15)	—	—
Income from operations	367	230	7	(37)	567
Interest expense	40	36	(15)	97	158
Interest expense - related party	—	25	—	(25)	—
Interest income	(1)	—	1	—	—
Loss on early extinguishment of debt	13	2	—	—	15
(Gain) loss on financial instruments, net	—	(9)	9	—	—
(Gain) loss on foreign currency, net	—	10	(10)	—	—
Other (income) expense, net	(2)	3	22	(2)	21
Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	317	163	—	(107)	373
Provision (benefit) for income taxes	114	46	—	(40)	120
Income before equity in loss of unconsolidated subsidiaries	203	117	—	(67)	253
Equity in loss of unconsolidated subsidiaries, net of tax	—	—	—	—	—
Net income	203	117	—	(67)	253
Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards	—	1	—	(1)	—
Net income attributable to the combined company	$203	$116	$—	$(66)	$253

Earnings per common share:
Basic	$1.12				$0.18
Diluted	1.11				0.18
Weighted average common shares outstanding:
Basic	181.4			1,205.1	1,386.5
Diluted	182.1			1,204.4	1,386.5
1. Refer to Summary of Reclassifications on page 14.
2. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Condensed Combined Statements of Income
For the Fourth Quarter of 2017
(Unaudited)

(in millions, except per share data)	Historical DPS	Historical Maple	Reclassifications(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Net sales	$1,643	$1,170	$—	$(13)	$2,800
Cost of sales	663	656	3	(5)	1,317
Gross profit	980	514	(3)	(8)	1,483
Selling, general and administrative expenses	612	212	97	1	922
Transportation and warehousing expenses	—	66	(66)	—	—
Depreciation and amortization	26	—	(26)	—	—
Other operating income, net	(21)	—	—	—	(21)
Restructuring expenses	—	6	(6)	—	—
Income from operations	363	230	(2)	(9)	582
Interest expense	41	28	(18)	103	154
Interest expense - related party	—	25	—	(25)	—
Interest income	(1)	—	1	—	—
Loss on early extinguishment of debt	—	5	—	—	5
(Gain) loss on financial instruments, net	—	(20)	20	—	—
(Gain) loss on foreign currency, net	—	5	(5)	—	—
Other (income) expense, net	(2)	4	1	(1)	2
Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	325	183	(1)	(86)	421
Provision (benefit) for income taxes	(184)	(437)	—	(33)	(654)
Income before equity in loss of unconsolidated subsidiaries	509	620	(1)	(53)	1,075
Equity in loss of unconsolidated subsidiaries, net of tax	1	—	(1)	—	—
Net income	508	620	—	(53)	1,075
Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards	—	7	—	(7)	—
Net income attributable to the combined company	$508	$613	$—	$(46)	$1,075

Earnings per common share:
Basic	$2.82				$0.78
Diluted	2.81				0.78
Weighted average common shares outstanding:
Basic	180.1			1,206.4	1,386.5
Diluted	180.8			1,205.7	1,386.5
1. Refer to Summary of Reclassifications on page 14.
2. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Condensed Combined Statements of Income
For the First Quarter of 2018
(Unaudited)

(in millions, except per share data)	Historical DPS	Historical Maple	Reclassifications(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Net sales	$1,594	$948	$—	$(13)	$2,529
Cost of sales	681	476	3	(13)	1,147
Gross profit	913	472	(3)	—	1,382
Selling, general and administrative expenses	626	190	125	(49)	892
Transportation and warehousing expenses	—	56	(56)	—	—
Transaction costs	—	36	(36)	—	—
Depreciation and amortization	27	—	(27)	—	—
Other operating income, net	1	—	4	1	6
Restructuring expenses	—	6	(6)	—	—
Income from operations	259	184	(7)	48	484
Interest expense	41	25	(27)	106	145
Interest expense - related party	—	25	—	(25)	—
Interest income	(1)	—	1	—	—
Loss on early extinguishment of debt	—	2	—	—	2
(Gain) loss on financial instruments, net	—	(28)	28	—	—
(Gain) loss on foreign currency, net	—	13	(13)	—	—
Other (income) expense, net	—	8	10	(1)	17
Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	219	139	(6)	(32)	320
Provision (benefit) for income taxes	54	52	—	(8)	98
Income before equity in loss of unconsolidated subsidiaries	165	87	(6)	(24)	222
Equity in loss of unconsolidated subsidiaries, net of tax	6	—	(6)	—	—
Net income	159	87	—	(24)	222
Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards	—	1	—	(1)	—
Net income attributable to the combined company	$159	$86	$—	$(23)	$222

Earnings per common share:
Basic	$0.88				$0.16
Diluted	0.88				0.16
Weighted average common shares outstanding:
Basic	179.9			1,206.6	1,386.5
Diluted	180.8			1,205.7	1,386.5
1. Refer to Summary of Reclassifications on page 14.
2. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Condensed Combined Statements of Income
For the Second Quarter of 2018
(Unaudited)

(in millions, except per share data)	Historical DPS	Historical Maple	Reclassifications(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Net sales	$1,886	$949	$—	$(13)	$2,822
Cost of sales	790	467	3	(15)	1,245
Gross profit	1,096	482	(3)	2	1,577
Selling, general and administrative expenses	721	212	126	(50)	1,009
Transportation and warehousing expenses	—	48	(48)	—	—
Transaction costs	—	44	(44)	—	—
Depreciation and amortization	28	—	(28)	—	—
Other operating income, net	(15)	—	2	1	(12)
Restructuring expenses	—	8	(8)	—	—
Income from operations	362	170	(3)	51	580
Interest expense	43	61	(10)	76	170
Interest expense - related party	—	26	—	(26)	—
Interest income	—	—	—	—	—
Loss on early extinguishment of debt	—	—	—	—	—
(Gain) loss on financial instruments, net	—	(10)	10	—	—
(Gain) loss on foreign currency, net	—	6	(6)	—	—
Other (income) expense, net	(2)	(12)	6	(13)	(21)
Income before provision (benefit) for income taxes and equity in loss of unconsolidated subsidiaries	321	99	(3)	14	431
Provision (benefit) for income taxes	83	13	—	3	99
Income before equity in loss of unconsolidated subsidiaries	238	86	(3)	11	332
Equity in loss of unconsolidated subsidiaries, net of tax	3	—	(3)	—	—
Net income	235	86	—	11	332
Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards	—	2	—	(2)	—
Net income attributable to the combined company	$235	$84	$—	$13	$332

Earnings per common share:
Basic	$1.30				$0.24
Diluted	1.30				0.24
Weighted average common shares outstanding:
Basic	180.2			1,206.3	1,386.5
Diluted	181.1			1,205.4	1,386.5
1. Refer to Summary of Reclassifications on page 14.
2. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Segment Information
(Unaudited)

(in millions)	Historical(1)	Reclassifications(2)	Pro Forma Adjustments(3)	Pro Forma Combined
Beverage Concentrates
For the First Quarter of 2017
Net Sales	$294	$—	$(12)	$282
Income from operations	186	—	(12)	174
For the Second Quarter of 2017
Net Sales	356	—	(12)	344
Income from operations	237	—	(12)	225
For the Third Quarter of 2017
Net Sales	334	—	(13)	321
Income from operations	217	—	(13)	204
For the Fourth Quarter of 2017
Net Sales	349	—	(13)	336
Income from operations	225	—	(13)	212
Year to Date for 2017
Net Sales	1,333	—	(50)	1,283
Income from operations	865	—	(50)	815
For the First Quarter of 2018
Net Sales	303	—	(13)	290
Income from operations	193	—	(13)	180
For the Second Quarter of 2018
Net Sales	371	—	(13)	358
Income from operations	248	—	(13)	235
3. Agrees to DPS' Form 10-Q as originally filed for each respective period. These numbers have been adjusted for the allocation of other operating income, net.
4. Refer to Summary of Reclassifications on page 14.
5. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Segment Information
(Unaudited)

(in millions)	Historical(1)	Reclassifications(2)	Pro Forma Adjustments(3)	Pro Forma Combined
Packaged Beverages
For the First Quarter of 2017
Net Sales	$1,117	$—	$—	$1,117
Income from operations	168	—	—	168
For the Second Quarter of 2017
Net Sales	1,303	—	—	1,303
Income from operations	200	1	2	203
For the Third Quarter of 2017
Net Sales	1,273	—	—	1,273
Income from operations	191	(1)	2	192
For the Fourth Quarter of 2017
Net Sales	1,176	—	—	1,176
Income from operations	185	(1)	4	188
Year to Date for 2017
Net Sales	4,869	—	—	4,869
Income from operations	744	(1)	8	751
For the First Quarter of 2018
Net Sales	1,178	—	—	1,178
Income from operations	150	(1)	9	158
For the Second Quarter of 2018
Net Sales	1,378	—	—	1,378
Income from operations	148	—	11	159

1. Agrees to DPS' Form 10-Q as originally filed for each respective period. These numbers have been adjusted for the allocation of other operating income, net.
2. Refer to Summary of Reclassifications on page 14.
3. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Segment Information
(Unaudited)

(in millions)	Historical	Reclassifications(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Latin America Beverages
For the First Quarter of 2017
Net Sales	$99	$—	$—	$99
Income from operations	11	1	—	12
For the Second Quarter of 2017
Net Sales	138	—	—	138
Income from operations	24	2	—	26
For the Third Quarter of 2017
Net Sales	133	—	—	133
Income from operations	11	—	—	11
For the Fourth Quarter of 2017
Net Sales	118	—	—	118
Income from operations	16	(1)	—	15
Year to Date for 2017
Net Sales	488	—	—	488
Income from operations	62	2	—	64
For the First Quarter of 2018
Net Sales	113	—	—	113
Income from operations	13	1	—	14
For the Second Quarter of 2018
Net Sales	137	—	—	137
Income from operations	27	(1)	—	26

1. Agrees to DPS' Form 10-Q as originally filed for each respective period. These numbers have been adjusted for the allocation of other operating income, net.
2. Refer to Summary of Reclassifications on page 14.
3. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Segment Information
(Unaudited)

(in millions)	Historical(1)	Reclassifications(2)	Pro Forma Adjustments(3)	Pro Forma Combined
Coffee Systems
For the First Quarter of 2017
Net Sales	$968	$—	$—	$968
Income from operations	274	1	—	275
For the Second Quarter of 2017
Net Sales	948	—	—	948
Income from operations	223	(6)	—	217
For the Third Quarter of 2017
Net Sales	1,140	—	(91)	1,049
Income from operations	288	(1)	(28)	259
For the Fourth Quarter of 2017
Net Sales	1,170	—	—	1,170
Income from operations	260	—	—	260
Year to Date for 2017
Net Sales	4,226	—	(91)	4,135
Income from operations	1,045	(6)	(28)	1,011
For the First Quarter of 2018
Net Sales	948	—	—	948
Income from operations	258	(4)	—	254
For the Second Quarter of 2018
Net Sales	949	—	—	949
Income from operations	274	—	—	274

1. Agrees to historical GAAP financial statements for KGM's three months ended September 30, 2017 (as filed in Exhibit 99.4 to the Form 8-K/A on August 8, 2018). The presentation differs from the prior year KDP reported results within the Form 10-Q as a result of the application of the reclassifications shown above.
2. Refer to Summary of Reclassifications on page 14.
3. Refer to Summary of Pro Forma Adjustments on page 15.

Keurig Dr Pepper Inc.
Pro Forma Segment Information
(Unaudited)

(in millions)	Historical KGM	Historical DPS	Reclassifications(1)	Pro Forma Adjustments(2)	Pro Forma Combined
Corporate
For the First Quarter of 2017
Income from operations	$(53)	$(80)	$—	$—	$(133)
For the Second Quarter of 2017
Income from operations	(39)	(86)	(7)	—	(132)
For the Third Quarter of 2017
Income from operations	(58)	(52)	9	2	(99)
For the Fourth Quarter of 2017
Income from operations	(30)	(61)	—	—	(91)
Year to Date for 2017
Income from operations	(180)	(279)	2	2	(455)
For the First Quarter of 2018
Income from operations	(74)	(95)	(3)	52	(120)
For the Second Quarter of 2018
Income from operations	(104)	(61)	(2)	53	(114)

1. Refer to Summary of Reclassifications on page 14.
2. Refer to Summary of Pro Forma Adjustments on page 15.

Summary of Reclassifications
Reclassifications included in the Pro Forma Condensed Combined Statements of Income are as follows:
a. Foreign currency transaction gains and losses were reclassified from Cost of sales and Selling, general and administrative ("SG&A") expenses in the historical DPS Statements of Income to Other (income) expense, net.
b. Gains and losses related to impairment and sales of fixed assets were reclassified from Cost of sales in the historical Maple Statements of Income to Other operating income, net.
c. Adjustment to remove the impact of the step-up of inventory recorded in purchase price accounting.
d. Transportation and warehousing expenses were reclassified from Transportation and warehousing expenses in the historical Maple Statements of Income to SG&A expenses.
e. Transaction costs were reclassified from Transaction costs in the historical Maple Statements of Income to SG&A expenses.
f. Restructuring expenses were reclassified from Restructuring expenses in the historical Maple Statements of Income to SG&A expenses.
g. Depreciation and amortization expenses were reclassified from Depreciation and amortization in the historical DPS Statements of Income to SG&A expenses.
h. Interest income was reclassified from Interest income in the historical DPS Statements of Income to Other (income) expense, net.
i. Gains and losses on derivative instruments were reclassified from (Gain) loss on financial instruments, net in the historical Maple Statements of Income to either Cost of goods sold, Interest expense or Other (income) expense, net in order to match the income statement presentation to the underlying nature of the transaction.
j. The Company's share of earnings and losses from equity method investments was reclassified from Equity in loss of unconsolidated subsidiaries in the historical DPS Statements of Income to Other (income) expense, net.

Summary of Pro Forma Adjustments
Pro forma adjustments included in the Pro Forma Condensed Combined Statements of Income are as follows:
a. A decrease in Net sales to remove the historical deferred revenue associated with DPS' arrangements with PepsiCo, Inc. and The Coca-Cola Company, which were eliminated in the fair value adjustments for DPS as part of purchase price accounting.
b. An increase in Net sales to remove the historical amortization of certain capitalized upfront customer incentive program payments. These were eliminated in the fair value adjustments for DPS as these upfront payments were revalued within the customer relationship intangible assets recorded in purchase price accounting.
c. Adjustments to SG&A expenses due to changes in amortization as a result of the fair value adjustments for DPS' intangible assets with definite lives as part of purchase price accounting.
d. Adjustments to SG&A expenses due to changes in depreciation as a result of the fair value adjustments for DPS' property, plant and equipment as part of purchase price accounting.
e. A decrease to SG&A expenses for both DPS and Maple to remove non-recurring transaction costs as a result of the Transaction.
f. Removal of the Interest expense - related party caption for Maple, as the related party debt was capitalized into Additional paid-in capital immediately prior to the Transaction.
g. Adjustments to Interest expense to remove the historical amortization of deferred debt issuance costs, discounts and premiums and to record incremental amortization as a result of the fair value adjustments for DPS' senior unsecured notes as part of purchase price accounting.
h. Adjustments to Interest expense to record incremental interest expense and amortization of deferred debt issuance costs for borrowings related to the Transaction.
i. Removal of the Net income attributable to employee redeemable non-controlling interest and mezzanine equity awards caption as the Maple non-controlling interest was eliminated to reflect the capital structure of the combined company.
j. As a result of the change in year-end for KGM, the Company has removed the 53rd week from its pro forma condensed combined statement of income as it would not be representative of the Company if the merger had occurred on December 31, 2016.

Keurig Dr Pepper Inc.
Reconciliation of GAAP and Non-GAAP Information
(Unaudited)
The Company reports its financial results in accordance with U.S. GAAP. However, management believes that certain non-GAAP financial measures that reflect the way management evaluates the business may provide investors with additional information regarding the company's results, trends and ongoing performance on a comparable basis. Specifically, investors should consider the following with respect to our quarterly results:
Adjusted: Defined as certain financial statement captions and metrics adjusted for certain items affecting comparability.
Items affecting comparability: Defined as certain items that are excluded for comparison to prior year periods, adjusted for the tax impact as applicable. Tax impact is determined based upon an approximate rate for each item. For each period, management adjusts for (i) the unrealized mark-to-market impact of derivative instruments not designated as hedges in accordance with U.S. GAAP; (ii) the amortization associated with definite-lived intangible assets; (iii) the amortization of the deferred financing costs associated with the Dr Pepper Snapple Group Merger ("DPSG Merger") and Keurig Green Mountain, Inc. Acquisition ("Keurig Acquisition"); (iv) stock compensation expense attributable to the matching awards made to employees who made an initial investment in the Keurig Green Mountain, Inc. Executive Ownership Plan; and (v) other certain items that are excluded for comparison purposes to prior year periods.
The other certain items excluded for comparison purposes for the periods presented herein include (i) restructuring and integration expenses related to the DPSG Merger and the Keurig Acquisition; (ii) productivity expenses; (iii) provision for settlements; (iv) the loss on early extinguishment of debt related to the redemption of debt; and (v) the impact of the recent federal tax law change.
Reconciliations for these items are provided in the tables below.

Keurig Dr Pepper Inc.
Reconciliation of Certain Pro Forma Items to Non-GAAP Adjusted Pro Forma Items
For the First Quarter of 2017
(Unaudited, in millions, except per share data)

	Pro Forma	Mark to Market	Amortization of Intangibles	Amortization of Deferred Financing Costs	Restructuring & Integration Expenses	Productivity	Transaction Costs	Stock Compensation	Loss on Early Payment of Debt	Total Adjustments	Adjusted Pro Forma
Net sales	$2,466	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,466
Cost of sales	1,085	20	—	—	—	(1)	—	—	—	19	1,104
Gross profit	1,381	(20)	—	—	—	1	—	—	—	(19)	1,362
Gross margin	56.0%	(0.8)%	—%	—%	—%	—%	—%	—%	—%	(0.8)%	55.2%
Selling, general and administrative expenses	$912	$(14)	$(27)	$—	$(2)	$(28)	$(19)	$(5)	$—	$(95)	$817
Other operating income, net	(27)	—	—	—	—	—	—	—	—	—	(27)
Income from operations	496	(6)	27	—	2	29	19	5	—	76	572
Operating margin	20.1%	(0.2)%	1.1%	—%	0.1%	1.2%	0.8%	0.2%	—%	3.1%	23.2%
Interest expense	$96	$68	$—	$(7)	$—	$—	$—	$—	$—	$61	$157
Loss on early extinguishment of debt	52	—	—	—	—	—	—	—	(52)	(52)	—
Other (income) expense, net	68	(1)	—	—	—	—	—	—	—	(1)	67
Income before provision for income taxes	280	(73)	27	7	2	29	19	5	52	68	348
Provision for income taxes	79	(27)	10	3	1	10	7	2	19	25	104
Effective tax rate	28.2%										29.9%
Net income	$201	$(46)	$17	$4	$1	$19	$12	$3	$33	$43	$244

	Reported EPS										Adjusted EPS
Diluted earnings per common share	$0.14	$(0.03)	$0.02	$—	$—	$0.02	$0.01	$—	$0.02	$0.04	$0.18
Diluted weighted average shares	1,386.5										1,386.5

Keurig Dr Pepper Inc.
Reconciliation of Certain Pro Forma Items to Non-GAAP Adjusted Pro Forma Items
For the Second Quarter of 2017
(Unaudited, in millions, except per share data)

	Pro Forma	Mark to Market	Amortization of Intangibles	Amortization of Deferred Financing Costs	Restructuring & Integration Expenses	Productivity	Transaction Costs	Stock Compensation	Loss on Early Payment of Debt	Total Adjustments	Adjusted Pro Forma
Net sales	$2,733	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,733
Cost of sales	1,218	(12)	—	—	—	(6)	—	—	—	(18)	1,200
Gross profit	1,515	12	—	—	—	6	—	—	—	18	1,533
Gross margin	55.4%	0.4%	—%	—%	—%	0.3%	—%	—%	—%	0.7%	56.1%
Selling, general and administrative expenses	$981	$(6)	$(27)	$—	$(28)	$(10)	$(3)	$(7)	$—	$(81)	$900
Other operating income, net	(3)	—	—	—	—	—	—	—	—	—	(3)
Income from operations	537	18	27	—	28	16	3	7	—	99	636
Operating margin	19.6%	0.7%	1.0%	—%	1.0%	0.6%	0.1%	0.3%	—%	3.7%	23.3%
Interest expense	$205	$(22)	$—	$(6)	$—	$—	$—	$—	$—	$(28)	$177
Loss on early extinguishment of debt	49	—	—	—	—	—	—	—	(49)	(49)	—
Other (income) expense, net	(7)	(1)	—	—	—	—	—	—	—	(1)	(8)
Income before provision for income taxes	290	41	27	6	28	16	3	7	49	177	467
Provision for income taxes	91	15	10	3	5	11	1	3	17	65	156
Effective tax rate	31.4%										33.4%
Net income	$199	$26	$17	$3	$23	$5	$2	$4	$32	112	$311

	Reported EPS										Adjusted EPS
Diluted earnings per common share	$0.14	$0.02	$0.01	$—	$0.02	$—	$—	$—	$0.03	$0.08	$0.22
Diluted weighted average shares	1,386.5										1,386.5

Keurig Dr Pepper Inc.
Reconciliation of Certain Pro Forma Items to Non-GAAP Adjusted Pro Forma Items
For the Third Quarter of 2017
(Unaudited, in millions, except per share data)

	Pro Forma	Mark to Market	Amortization of Intangibles	Amortization of Deferred Financing Costs	Restructuring & Integration Expenses	Productivity	Transaction Costs	Stock Compensation	Loss on Early Payment of Debt	Provision for Settlements	Total Adjustments	Adjusted Pro Forma
Net sales	$2,776	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,776
Cost of sales	1,244	15	—	—	—	(2)	—	—	—	—	13	1,257
Gross profit	1,532	(15)	—	—	—	2	—	—	—	—	(13)	1,519
Gross margin	55.2%	(0.5)%	—%	—%	—%	—%	—%	—%	—%	—%	(0.5)%	54.7%
Selling, general and administrative expenses	$966	$10	$(26)	$—	$(15)	$(14)	$(1)	$(9)	$—	$(1)	$(56)	$910
Other operating income, net	(1)	—	—	—	—	—	—	—	—	—	—	(1)
Income from operations	567	(25)	26	—	15	16	1	9	—	1	43	610
Operating margin	20.4%	(0.9)%	1.0%	—%	0.6%	0.6%	—%	0.3%	—%	—%	1.6%	22.0%
Interest expense	$158	$8	$—	$(6)	$—	$—	$—	$—	$—	$—	$2	$160
Loss on early extinguishment of debt	15	—	—	—	—	—	—	—	(15)	—	(15)	—
Other (income) expense, net	21	(6)	—	—	—	—	—	—	—	—	(6)	15
Income before provision for income taxes	373	(27)	26	6	15	16	1	9	15	1	62	435
Provision for income taxes	120	(11)	9	1	6	6	—	2	5	—	18	138
Effective tax rate	32.2%											31.7%
Net income	$253	$(16)	$17	$5	$9	$10	$1	$7	$10	$1	44	$297

	Reported EPS											Adjusted EPS
Diluted earnings per common share	$0.18	$(0.01)	$0.01	$—	$0.01	$0.01	$—	$—	$0.01	$—	$0.03	$0.21
Diluted weighted average shares	1,386.5											1,386.5

Keurig Dr Pepper Inc.
Reconciliation of Certain Pro Forma Items to Non-GAAP Adjusted Pro Forma Items
For the Fourth Quarter of 2017
(Unaudited, in millions, except per share data)

	Pro Forma	Mark to Market	Amortization of Intangibles	Amortization of Deferred Financing Costs	Restructuring & Integration Expenses	Productivity	Tax Reform	Stock Compensation	Loss on Early Payment of Debt	Provision for Settlements	Total Adjustments	Adjusted Pro Forma
Net sales	$2,800	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,800
Cost of sales	1,317	2	—	—	(11)	—	—	—	—	—	(9)	1,308
Gross profit	1,483	(2)	—	—	11	—	—	—	—	—	9	1,492
Gross margin	53.0%	(0.1)%	—%	—%	0.4%	—%	—%	—%	—%	—%	0.3%	53.3%
Selling, general and administrative expenses	$922	$10	$(31)	$—	$(10)	$(3)	$—	$(11)	$—	$3	$(42)	$880
Other operating income, net	(21)	—	—	—	(4)	—	—	—	—	—	(4)	(25)
Income from operations	582	(12)	31	—	25	3	—	11	—	(3)	55	637
Operating margin	20.8%	(0.4)%	1.0%	—%	0.9%	0.1%	—%	0.4%	—%	(0.1)%	1.9%	22.7%
Interest expense	$154	$18	$—	$(5)	$16	$—	$—	$—	$—	$—	$29	$183
Loss on early extinguishment of debt	5	—	—	—	—	—	—	—	(5)	—	(5)	—
Other (income) expense, net	2	6	—	—	—	—	—	—	—	—	6	8
Income before provision for income taxes	421	(36)	31	5	9	3	—	11	5	(3)	25	446
Provision for income taxes	(654)	(5)	3	—	(5)	—	781	—	(4)	(1)	769	115
Effective tax rate	(155.4)%											25.8%
Net income	$1,075	$(31)	$28	$5	$14	$3	$(781)	$11	$9	$(2)	(744)	$331

	Reported EPS											Adjusted EPS
Diluted earnings per common share	$0.78	$(0.02)	$0.02	$—	$0.01	$—	$(0.56)	$0.01	$—	$—	$(0.54)	$0.24
Diluted weighted average shares	1,386.5											1,386.5

Keurig Dr Pepper Inc.
Reconciliation of Certain Pro Forma Items to Non-GAAP Adjusted Pro Forma Items
For the First Quarter of 2018
(Unaudited, in millions, except per share data)

	Pro Forma	Mark to Market	Amortization of Intangibles	Amortization of Deferred Financing Costs	Restructuring & Integration Expenses	Productivity	Tax Reform	Stock Compensation	Loss on Early Payment of Debt	Provision for Settlements	Total Adjustments	Adjusted Pro Forma
Net sales	$2,529	$—	$—	$—	$—	$—	$—	$—	$—	$4	$4	$2,533
Cost of sales	1,147	(14)	—	—	—	(4)	—	—	—	—	(18)	1,129
Gross profit	1,382	14	—	—	—	4	—	—	—	4	22	1,404
Gross margin	54.6%	0.6%	—%	—%	—%	0.1%	—%	—%	—%	0.1%	0.8%	55.4%
Selling, general and administrative expenses	$892	$—	$(28)	$—	$(6)	$(14)	$—	$(6)	$—	$2	$(52)	$840
Other operating income, net	6	—	—	—	—	(4)	—	—	—	—	(4)	2
Income from operations	484	14	28	—	6	22	—	6	—	2	78	562
Operating margin	19.1%	0.6%	1.1%	—%	0.2%	0.9%	—%	0.2%	—%	0.1%	3.1%	22.2%
Interest expense	$145	$27	$—	$(1)	$—	$—	$—	$—	$—	$—	$26	$171
Loss on early extinguishment of debt	2	—	—	—	—	—	—	—	(2)	—	(2)	—
Other (income) expense, net	17	4	—	—	—	—	—	—	—	—	4	21
Income before provision for income taxes	320	(17)	28	1	6	22	—	6	2	2	50	370
Provision for income taxes	98	(4)	7	1	—	6	(3)	2	—	—	9	107
Effective tax rate	30.6%											28.9%
Net income	$222	$(13)	$21	$—	$6	$16	$3	$4	$2	$2	41	$263

	Reported EPS											Adjusted EPS
Diluted earnings per common share	$0.16	$—	$0.02	$—	$—	$0.01	$—	$—	$—	$—	$0.03	$0.19
Diluted weighted average shares	1,386.5											1,386.5

Keurig Dr Pepper Inc.
Reconciliation of Certain Pro Forma Items to Non-GAAP Adjusted Pro Forma Items
For the Second Quarter of 2018
(Unaudited, in millions, except per share data)

	Pro Forma	Mark to Market	Amortization of Intangibles	Amortization of Deferred Financing Costs	Restructuring & Integration Expenses	Productivity	Tax Reform	Stock Compensation	Provision for Settlements	Total Adjustments	Adjusted Pro Forma
Net sales	$2,822	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,822
Cost of sales	1,245	(2)	—	—	—	(2)	—	—	—	(4)	1,241
Gross profit	1,577	2	—	—	—	2	—	—	—	4	1,581
Gross margin	55.9%	—%	—%	—%	—%	0.1%	—%	—%	—%	0.1%	56.0%
Selling, general and administrative expenses	$1,009	$9	$(31)	$—	$(33)	$7	$—	$(6)	$(2)	$(56)	$953
Other operating income, net	(12)	—	—	—	—	—	—	—	—	—	(12)
Income from operations	580	(7)	31	—	33	(5)	—	6	2	60	640
Operating margin	20.6%	(0.2)%	1.1%	—%	1.2%	(0.2)%	—%	0.2%	—%	2.1%	22.7%
Interest expense	$170	$10	$—	$—	$—	$—	$—	$—	$—	$10	$180
Loss on early extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—
Other (income) expense, net	(21)	2	—	—	—	—	—	—	—	2	(19)
Income before provision for income taxes	431	(19)	31	—	33	(5)	—	6	2	48	479
Provision for income taxes	99	(5)	8	—	6	(1)	10	—	1	19	118
Effective tax rate	23.0%										24.6%
Net income	$332	$(14)	$23	$—	$27	$(4)	$(10)	$6	$1	29	$361

	Reported EPS										Adjusted EPS
Diluted earnings per common share	$0.24	$—	$0.01	$—	$0.01	$—	$—	$—	$—	$0.02	$0.26
Diluted weighted average shares	1,386.5										1,386.5

Keurig Dr Pepper Inc.
Reconciliation of Certain Pro Forma Segment Items to
Certain Non-GAAP Adjusted Pro Forma Segment Items
(Unaudited)

(in millions)	Beverage Concentrates	Packaged Beverages	Latin America Beverages	Coffee Systems	Corporate
For the First Quarter of 2017:
Pro Forma Operating Income	$174	$168	$12	$275	$(133)
Mark to Market	—	—	—	—	(6)
Amortization of Intangibles	—	3	—	24	—
Restructuring and Integration Expenses	—	—	—	2	—
Productivity	—	—	—	13	16
Transaction Costs	—	—	—	—	19
Stock Compensation	—	—	—	—	5
Total Adjustments	—	3	—	39	34
Adjusted Pro Forma Operating Income	$174	$171	$12	$314	$(99)

For the Second Quarter of 2017:
Pro Forma Operating Income	$225	$203	$26	$217	$(132)
Mark to Market	—	—	—	—	18
Amortization of Intangibles	1	2	—	24	—
Restructuring and Integration Expenses	—	—	—	28	—
Productivity	—	—	—	11	5
Transaction Costs	—	2	—	—	1
Stock Compensation	—	—	—	7	—
Total Adjustments	1	4	—	70	24
Adjusted Pro Forma Operating Income	$226	$207	$26	$287	$(108)

For the Third Quarter of 2017:
Pro Forma Operating Income	$204	$192	$11	$259	$(99)
Mark to Market	—	—	—	—	(25)
Amortization of Intangibles	—	2	—	24	—
Restructuring and Integration Expenses	—	—	—	15	—
Productivity	—	—	—	14	2
Transaction Costs	—	1	—	—	—
Provision for Settlements	—	—	—	—	1
Stock Compensation	—	—	—	—	9
Total Adjustments	—	3	—	53	(13)
Adjusted Pro Forma Operating Income	$204	$195	$11	$312	$(112)

Keurig Dr Pepper Inc.
Reconciliation of Certain Pro Forma Segment Items to
Certain Non-GAAP Adjusted Pro Forma Segment Items
(Unaudited)

	Beverage Concentrates	Packaged Beverages	Latin America Beverages	Coffee Systems	Corporate
For the Fourth Quarter of 2017:
Pro Forma Operating Income	$212	$188	$15	$260	$(90)
Mark to Market	—	—	—	—	(12)
Amortization of Intangibles	—	2	—	29	—
Restructuring and Integration Expenses	—	—	—	—	25
Productivity	—	—	—	2	1
Provision for Settlements	—	—	—	—	(3)
Stock Compensation	—	—	—	11	—
Total Adjustments	—	2	—	42	11
Adjusted Pro Forma Operating Income	$212	$190	$15	$302	$(79)

For the First Quarter of 2018:
Pro Forma Operating Income	$180	$158	$14	$254	$(120)
Mark to Market	—	—	—	—	14
Amortization of Intangibles	—	2	—	26	—
Restructuring and Integration Expenses	—	—	—	4	2
Productivity	—	—	—	18	4
Stock Compensation	—	—	—	6	—
Provision for Settlements	—	—	—	4	(2)
Total Adjustments	—	2	—	58	18
Adjusted Pro Forma Operating Income	$180	$160	$14	$312	$(102)

For the Second Quarter of 2018:
Pro Forma Operating Income	$235	$159	$26	$274	$(114)
Mark to Market	—	—	—	—	(7)
Amortization of Intangibles	1	2	—	28	—
Restructuring and Integration Expenses	—	—	—	—	33
Productivity	—	—	—	(2)	(3)
Stock Compensation	—	—	—	6	—
Provision for Settlements	—	—	—	—	2
Total Adjustments	1	2	—	32	25
Adjusted Pro Forma Operating Income	$236	$161	$26	$306	$(89)